                        DEMOPOLIS DIALYSIS CLINIC, INC.

                            FINANCIAL STATEMENTS AND

                           SUPPLEMENTARY INFORMATION

                          Year Ended December 31, 1994         2
TABLE OF CONTENTS



INDEPENDENT AUDITORS' REPORT . . . . . . . . . . . . . . .      1

FINANCIAL STATEMENTS

   Balance Sheet . . . . . . . . . . . . . . . . . . . . .    2-3

   Statement of Income and Retained Earnings . . . . . . .      4

   Statement of Cash Flows . . . . . . . . . . . . . . . .      5

   Notes to Financial Statements . . . . . . . . . . . . .   6-11

SUPPLEMENTARY INFORMATION

   Schedule of General and Administrative Expenses . . . .     12

                        [HARBIN & WEST, P.C. LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT


To The Board of Directors
and Stockholders of Demopolis
Dialysis Clinic, Inc.

We have audited the accompanying balance sheet of Demopolis Dialysis Clinic, Inc. as of December 31, 1994, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, financial statement referred to in the first paragraph presents fairly, in all material respects, the financial position of Demopolis Dialysis Clinic, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of general and administrative expenses on page 12 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Harbin and West, P.C.
-------------------------
    Harbin and West, P.C.
    Tuscaloosa, Alabama
    July 12, 1995

                       DEMOPOLIS DIALYSIS CLINIC, INC.
                                BALANCE SHEET
                              December 31, 1994


ASSETS

  CURRENT ASSETS
    Accounts receivable, net                           $  74,664
    Unbilled service revenues, net                       121,692
    Inventory                                              2,680
                                                       ---------
        TOTAL CURRENT ASSETS                             199,036


  EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS
    Furniture                                              6,325
    Leasehold improvements                               220,028
    Medical equipment                                    250,183
    Office equipment                                       5,886
                                                       ---------
                                                         482,422
    Accumulated depreciation                             151,862
                                                       ---------
                                                         330,560
                                                       ---------
                                                       $ 529,596
                                                       =========

The accompanying notes are an integral part of these financial statements.


LIABILITIES AND STOCKHOLDER'S EQUITY

  CURRENT LIABILITIES
     Cash overdrafts                                    $  8,207
     Current obligations under capital lease              46,277
     Current portion of long-term debt                    73,057
     Accounts payable                                      5,216
     Accrued and withheld payroll taxes                    1,315
     Accrued expenses                                    127,044
     Advances from related companies                      45,000
                                                        --------
                TOTAL CURRENT LIABILITIES                306,116

  LONG-TERM DEBT, less current portion
     Obligations under capital lease                      90,470
     Long-term debt                                      110,177
                                                        --------
                                                         200,647

  STOCKHOLDER'S EQUITY
     Common stock, $1.00 par value, 1,000 shares
       authorized, issued and outstanding                  1,000
     Retained earnings                                    21,833
                                                        --------
                                                          22,833
                                                        --------
                                                        $529,596
                                                        ========


                        DEMOPOLIS DIALYSIS CLINIC, INC.
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                          Year Ended December 31, 1994

REVENUES
        Dialysis services                                                            $  945,876
        Drugs and supplies                                                              760,485
        Support services                                                                 83,377
                                                                                     ----------
                                                                                      1,789,738

COST OF OPERATIONS
        Depreciation                                                                     57,340
        Drugs and supplies                                                              629,827
        Employee benefits                                                                31,725
        Laboratory fees                                                                   3,499
        Other direct costs                                                                3,450
        Patient insurance                                                                65,838
        Patient transportation                                                           25,150
        Payroll taxes                                                                    23,524
        Salaries                                                                        252,426
                                                                                     ----------

                                                                                      1,092,779
                                                                                     ----------
                                                                     GROSS MARGIN       696,959
GENERAL AND ADMINISTRATIVE EXPENSES                                                     530,435
                                                                                     ----------
                                                           INCOME FROM OPERATIONS       166,524
OTHER EXPENSE
        Interest expense                                                                 38,498
        Management fee                                                                  121,692
                                                                                     ----------
                                                                                        160,190
                                                                                     ----------
                                                                       NET INCOME         6,334
BEGINNING RETAINED EARNINGS
        As previously reported                                                          333,564
        Prior period adjustment                                                        (128,065)
                                                                                     ----------
BEGINNING ACCUMULATED DEFICIT, as restated                                              205,499
                                                                                     ----------
                                                                                        211,833
        Distribution to stockholder                                                    (190,000)
                                                                                     ----------
                                                         ENDING RETAINED EARNINGS    $   21,833
                                                                                     ==========


    The accompany notes are an integral part of these financial statements.


                        DEMOPOLIS DIALYSIS CLINIC, INC.
                            STATEMENT OF CASH FLOWS
                      For The Year Ended December 31, 1994

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                  $   6,334
   Adjustments to reconcile net income to net cash
     provided by operating activities
       Depreciation                                               59,975
       Decrease in accounts receivable                            53,804
       Decrease in inventories                                     1,820
       Increase in cash overdraft                                  8,207
       Decrease in accounts payable                              (20,499)
       Increase in accrued liabilities                           171,320
                                                               ---------
                NET CASH PROVIDED BY OPERATING ACTIVITIES        280,961
                                                               ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Principal payments on long-term debt                         (121,913)
   Dividends paid                                               (190,000)
                                                               ---------
                    NET CASH USED BY FINANCING ACTIVITIES       (311,913)
                                                               ---------
NET DECREASE IN CASH                                             (30,952)
CASH AT BEGINNING OF YEAR                                         30,952
                                                               ---------
                                      CASH AT END OF YEAR      $       0
                                                               =========

   The accompanying notes are an integral part of these financial statements.

                         DEMOPOLIS DIALYSIS CLINIC, INC
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

Demopolis Dialysis Clinic, Inc. is an Alabama corporation organized and incorporated on November 12, 1991 for the purpose of operating an outpatient hemodialysis clinic located in Demopolis, Alabama. The Clinic operates twelve dialysis stations and in addition to providing dialysis services also offers counselling and other support services in the home and on an outpatient basis to persons with chronic kidney disease.

Medicare and Medicaid Revenues

The Clinic receives revenues under a cost reimbursement formula which is subject to audit and retroactive adjustments by the Medicare intermediary for Medicare patients and the Alabama Medicaid Agency for Medicaid patients. Final determinations have been issued through December 31, 1994 for Medicare and Medicaid patients and there were no amounts due retroactively. Contractual adjustments to revenues were specifically identified at December 31, 1994 and were netted against service revenues.

Allowance for Doubtful Accounts

Doubtful accounts are provided for by reviewing patient accounts and specifically identifying accounts that are likely to become uncollectible in the subsequent period.

Inventory

Medical supplies utilized by the clinic are valued at the lower of cost or market. Cost is based on specific identification method.

Equipment, Furniture and Leasehold Improvements

Equipment, furniture and leasehold improvements are recorded at cost. Minor additions and renewals are expensed in the year incurred. Major additions and renewals are capitalized and depreciated over their estimated useful lives using the straight-line depreciation method.



                                   Continued

                         DEMOPOLIS DIALYSIS CLINIC, INC
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Clinic has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and under U.S.C. Section 1362 for the State of Alabama. Under those provisions, the Clinic does not pay federal or state income taxes on its taxable income. Instead, the stockholders are liable for individual federal or state income taxes based on their respective shares of the Clinic's taxable income.

NOTE B -- ACCOUNTS RECEIVABLE AND UNBILLED SERVICE REVENUES

The following is an analysis of accounts receivable at December 31, 1994:


        Accounts receivable, gross      $ 234,664

        Less allowance for
         doubtful accounts                160,000
                                        ---------
        Accounts receivable, net        $  74,664
                                        =========


Per a management agreement executed November 30, 1994 between Community Dialysis Center (CDC) and the Clinic, CDC will maintain billing records for services provided and supplies used for the month of December 1994, but billings for these services and supply revenues will not be prepared and submitted until the acquisition of the clinic by CDC is closed (see Note F). The following schedule summarizes revenue producing activities for the month of December 1994.


        Gross revenues                  $ 310,645
        Contractual adjustment           (188,953)
                                        ---------
        Unbilled service revenues, net  $ 121,692
                                        =========



                                   Continued
                                      -7-

                         DEMOPOLIS DIALYSIS CLINIC, INC
                         NOTES TO FINANCIAL STATEMENTS

NOTE C -- DEBT

Obligations Under Capital Lease

On June 11, 1992 the Clinic entered into a capital lease agreement with First Alabama Leasing. The equipment under lease is used in performing dialysis services provided by the Clinic and is capitalized at cost of $222,583 and is included in medical equipment in the accompanying financial statements. Interest is fixed at 11.57% and the lease is payable in sixty monthly payments of $5,052.62 each with the first payment due June 11, 1992 and final payment due June 11, 1997. The lease is secured by individual guaranty of corporate officers. Depreciation expense for this equipment for the year ended December 31, 1994 is $31,798 and accumulated depreciation is $79,495 and is included in accumulated depreciation in the accompanying financial statements.

Long-term Debt

On August 25, 1993 the Clinic entered into a long-term debt agreement with Robertson Bank in the amount of $300,000. Interest accrues at prime plus 1%. The note is due in forty-seven monthly installments of $7,183.87 each and remaining principal and interest is due August 25, 1997. The note is secured by all assets of the corporation and the continuing personal guarantee of the shareholder and assignment of a life insurance policy.

Maturities of Lease Payments and Long-Term Debt

The net present value of future minimum lease payments and installments of long-term debt are as follows:


YEAR ENDING     FIRST ALABAMA     ROBERTSON
DECEMBER 31        LEASING           BANK         TOTAL
-----------     -------------     ---------     ---------
   1997           $ 90,470         $110,177      $200,647
                  ========         ========      ========


                                   Continued

                         DEMOPOLIS DIALYSIS CLINIC, INC
                         NOTES TO FINANCIAL STATEMENTS

NOTE D -- RELATED PARTY TRANSACTIONS

The Clinic had the following transactions in the form of non-interest bearing, due on demand, unsecured advances from related companies for the year ended December 31, 1994:

                BALANCE                                         BALANCE
                12/31/93        ADVANCES        REDUCTIONS      12/31/94
                --------        --------        ----------      --------
  Tuscaloosa
  County
  Dialysis
  Facilities    $    -0-        $  85,000       $ 40,000        $ 45,000

  Crimson
  Medical
  Supply             -0-           25,000         25,000             -0-
                --------        ---------       --------        --------
                $    -0-        $ 110,000       $ 65,000        $ 45,000
                ========        =========       ========        ========

The Clinic collected $3,600 during the year ended December 31, 1994 to satisfy an outstanding advance from Tuscaloosa County Dialysis Facilities, Inc. made in 1993.

Corporate officers and shareholders are also guarantors on obligations under capital lease and long-term debt as described in Note B, above.

NOTE E -- OPERATING LEASES

The Clinic operates from a leased facility under a five-year operating lease commencing January 1, 1992. The agreement calls for annual rents of $12,000 payable in installments of $1,000 each month in advance. Provided the Clinic is not in default under any terms and conditions of the lease agreement there is a renewal option for two additional periods of five years at a minimum annual rental of $15,000 and $18,750, respectively.

Net future minimum lease payments under the operating lease for clinic facility as of December 31, 1994 are as follows:


                    YEAR ENDED
                   DECEMBER 31
                   -----------
                        1996            $ 12,000
                        1997              12,000
                                        --------
                                        $ 24,000
                                        ========



                                   Continued

                         DEMOPOLIS DIALYSIS CLINIC, INC
                         NOTES TO FINANCIAL STATEMENTS

NOTE E -- OPERATING LEASES (CONTINUED)

The rental expense charged to operations for facility lease is $12,000 for the year ended December 31, 1994.

NOTE F -- SUBSEQUENT EVENTS

Sale of Business

An agreement for sale and purchase of assets was entered into as of November 30, 1994 by and among Community Dialysis Centers, Inc. and VIVRA, Inc., on one hand, and the Demopolis Dialysis Clinic, Inc. and related company, Tuscaloosa County Dialysis Facilities, Inc., on the other hand. A general listing of the assets to be sold by the clinic's are listed below and specifically exclude accounts receivable, notes receivable, cash and securities:

1.  All furniture, furnishings, equipment and other tangible personal property.

2. Inventories of housekeeping and operating items and materials and other supplies, consumables and disposables.

3. All intangible property, including licenses, rights, permits, authority consents, certificate of need, accreditations except those which are not transferrable and also includes:

    a.  The business or trade names and business goodwill.

    b.  All usable prepaid items and deposits held by third parties.

    c.  All volume rebates from certain suppliers.

    d. All proprietary rights including patents, patent rights, referral lists, patient and provider lists, etc.

4.  All patient records for patients who consent to transfer.

The sales price to be paid for the assets of both clinics is to be $6,000,000. Closing occurred on January 5, 1995.

A management agreement was included as a condition of the terms of the sale and purchase agreement. The terms of the agreement are, basically that the proposed buyers take full authority to manage the day-to-day operations of the clinics on December 1, 1994. Their fee for those services is all gross revenues earned from December 1, 1994 through closing at January 5, 1995.

                         DEMOPOLIS DIALYSIS CLINIC, INC
                         NOTES TO FINANCIAL STATEMENTS

NOTE G -- PRIOR PERIOD ADJUSTMENT

Management subsequently discovered that accounts receivable was overstated by $128,065 for the year ended December 31, 1993. Correction of this error resulted in a reduction of previously reported net income of $128,065.

NOTE H -- CONTINGENCY

The Clinic is engaged in the practice of paying C-Plus premiums on behalf of patients for whom they also provide services and are eligible for reimbursement under their provider agreement. This practice is explicitly prohibited by the insurance company. Investigation of this practice by the insurance company could have material negative effects on these financial statements. At this time, the quantitative and qualitative effects cannot be readily determined.

                            SUPPLEMENTAL INFORMATION

                        DEMOPOLIS DIALYSIS CLINIC, INC.

                SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES

                          Year Ended December 31, 1994



Accounting                                       $ 42,475
Advertising                                         1,804
Bad debt                                          160,000
Consulting                                         14,172
Contracted services                                   270
Contributions                                       1,017
Depreciation                                        1,745
Dues and subscriptions                                624
Employee reimbursements                            10,921
Equipment rental                                    6,436
Insurance
   General                                          7,428
   Employee health and life                         9,483
Legal                                               5,253
Miscellaneous                                         930
Office supplies                                     6,992
Postage                                               269
Payroll taxes                                      10,418
Rent                                               12,000
Repairs and maintenance                             4,731
Salaries
   Medical director                                68,750
   Support                                        106,945
Supplies                                            7,307
Taxes and licenses                                 23,249
Telephone                                          10,154
Utilities                                          17,062
                                                 --------
                                                 $530,435
                                                 ========
